N / E / W / S R / E / L / E / A / S / E

January 25, 2024

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FOURTH QUARTER 2023 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Fourth Quarter 2023 Highlights:

•    Net income available to common stockholders was $42.0 million and diluted earnings per common share totaled $0.71 compared to $70.3 million and $1.19 in the fourth quarter of 2022, and $55.9 million and $0.94 in the third quarter of 2023. Net income and diluted earnings per common share, excluding one-time charges of $12.7 million incurred during the quarter, totaled $51.6 million and $0.87, respectively.
•    Strong capital position with Common Equity Tier 1 Capital Ratio of 11.35 percent.
•    Total loans grew $202.6 million, or 6.6 percent annualized on a linked quarter basis, and $608.6 million, or 5.1 percent during the last twelve months when excluding the impact of a non-relationship commercial loan portfolio sale of $116.6 million that occurred during the second quarter.
•    Total deposits increased $174.9 million, or 4.8 percent annualized on a linked quarter basis, and $438.7 million, or 3.1 percent during the last twelve months.
•    Nonaccrual loans totaled $53.6 million compared to $53.1 million on a linked quarter basis.
•    The efficiency ratio totaled 63.26 percent for the quarter and 55.56% excluding $12.7 million of one-time charges incurred during the quarter.

Mark Hardwick, Chief Executive Officer, stated, "During a year where safety and soundness became the highest priority of stakeholders, we are very pleased with the positioning of our balance sheet. The Bank’s liquidity position improved by $585 million as cash increased by $300 million and borrowings declined by $285 million year over year. Our tangible common equity increased by $222 million driving our tangible common equity ratio from 7.37 percent to 8.44 percent and the allowance to loans continues to be top decile totaling 1.64 percent." Hardwick added, "Our team built this resilient balance sheet while also producing core loan growth of just over 5 percent and deposit growth of 3 percent. In a year with large bank failures, our company produced solid results with net income totaling $222 million, a strong ROA of 1.23%, and an efficiency ratio of 55%. These results are without any adjustments for one-time charges totaling $12.7 million which were incurred in the fourth quarter. The actions taken during the quarter to reduce costs will lead to an even more efficient franchise in 2024."

Fourth Quarter Financial Results:

First Merchants Corporation (the “Corporation) has reported fourth quarter 2023 net income available to common stockholders of $42.0 million compared to $70.3 million during the same period in 2022. Diluted earnings per common share for the period totaled $0.71 per share compared to the fourth quarter of 2022 result of $1.19 per share. The corporation incurred $12.7 million of one-time charges during the quarter including $4.3 million from an FDIC special assessment, $6.3 million from employee early retirement and severance costs, and $2.1 million from a lease termination.

Total assets equaled $18.3 billion as of quarter-end and loans totaled $12.5 billion. During the past twelve months, total loans grew by $608.6 million, or 5.1 percent and were offset by a non-relationship based commercial loan sale of $116.6 million that occurred in the second quarter. On a linked quarter basis, loans grew $202.6 million, or 6.6 percent annualized.

Investments securities, totaling $3.8 billion, decreased $452.4 million, or 10.6 percent, during the last twelve months and increased $97.6 million, or 10.5 percent annualized on a linked quarter basis. The increase during the fourth quarter was due to a $163.1 million increase in value of available for sale securities offset by bond sales of $43.3 million and security paydowns and maturities.

Total deposits equaled $14.8 billion as of quarter-end and increased by $438.7 million, or 3.1 percent, over the past twelve months. Total deposits increased $174.9 million, or 4.8 percent annualized on a linked quarter basis. During the quarter, customer deposits increased $280.0 million which was offset by a reduction in brokered deposits of $105.1 million. The loan to deposit ratio increased slightly to 84.4 percent at period end from 84.0 percent in the prior quarter.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $204.9 million as of quarter-end, or 1.64 percent of total loans, a decrease of $0.8 million from prior quarter. Loan charge-offs, net of recoveries, for the quarter totaled $3.1 million. Net charge-offs were offset with provision expense for loans recorded during the quarter of $2.3 million. Reserves for unfunded commitments totaling $19.5 million declined during the quarter due to reserve release of $0.8 million. Net provision expense for the quarter totaled $1.5 million. Non-performing assets to total assets were 0.32 percent for the fourth quarter of 2023, a decrease of one basis point compared to 0.33 percent in the prior quarter.

Net interest income, totaling $130.1 million for the quarter, declined $3.3 million, or 2.5 percent, compared to prior quarter and decreased $18.9 million, or 12.7 percent, compared to the fourth quarter of 2022. Stated net-interest margin on a tax equivalent basis totaling 3.16 percent, declined by 13 basis points compared to the third quarter of 2023 and decreased 56 basis points compared to the fourth quarter of 2022. During the quarter, increased deposit costs and a continued change in deposit mix offset the increase in earning asset yields reducing net-interest margin.

Noninterest income, totaling $26.4 million for the quarter, decreased $1.4 million, or 5.0 percent, compared to the third quarter of 2023 but increased $2.3 million from the fourth quarter of 2022. The decrease from third quarter of 2023 was driven by lower gains on the sales of loans, higher realized losses on the sales of securities, and a negative valuation adjustment related to CRA investments. These declines were somewhat offset by an increase in fiduciary and wealth management fees and gains on bank-owned life insurance.

Noninterest expense totaled $108.1 million for the quarter, an increase of $14.2 million from the third quarter of 2023. The increase was from higher credit-related expenses and one-time charges totaling $12.7 million as described above.

The Corporation’s total risk-based capital ratio equaled 13.67 percent, common equity tier 1 capital ratio equaled 11.35 percent, and the tangible common equity ratio totaled 8.44 percent, which was an increase of 75 basis points from prior quarter. These ratios continue to demonstrate the Corporation’s strong capital and liquidity position.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 11:30 a.m. (ET) on Thursday, January 25, 2024.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BIed9b1a3a96754f9abe7b067d12fe2826)

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/9hsczd2t) during the time of the call. A replay of the webcast will be available until January 25, 2025.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2023	2022
ASSETS
Cash and due from banks	$112,649	$122,594
Interest-bearing deposits	436,080	126,061
Investment securities, net of allowance for credit losses of $245,000 and $245,000	3,811,364	4,263,788
Loans held for sale	18,934	9,094
Loans	12,486,027	12,003,894
Less: Allowance for credit losses - loans	(204,934)	(223,277)
Net loans	12,281,093	11,780,617
Premises and equipment	133,896	117,118
Federal Home Loan Bank stock	41,769	38,525
Interest receivable	97,664	85,070
Goodwill and other intangibles	739,101	747,844
Cash surrender value of life insurance	306,301	308,311
Other real estate owned	4,831	6,431
Tax asset, deferred and receivable	99,883	111,222
Other assets	225,914	221,631
TOTAL ASSETS	$18,309,479	$17,938,306
LIABILITIES
Deposits:
Noninterest-bearing	$2,500,062	$3,173,417
Interest-bearing	12,321,391	11,209,328
Total Deposits	14,821,453	14,382,745
Borrowings:
Federal funds purchased	—	171,560
Securities sold under repurchase agreements	157,280	167,413
Federal Home Loan Bank advances	712,852	823,674
Subordinated debentures and other borrowings	158,644	151,298
Total Borrowings	1,028,776	1,313,945
Interest payable	18,912	7,530
Other liabilities	192,625	199,316
Total Liabilities	16,061,766	15,903,536
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 59,424,122 and 59,170,583 shares	7,428	7,396
Additional paid-in capital	1,236,506	1,228,626
Retained earnings	1,154,624	1,012,774
Accumulated other comprehensive income (loss)	(175,970)	(239,151)
Total Stockholders' Equity	2,247,713	2,034,770
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,309,479	$17,938,306

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31.		December 31.
	2023	2022	2023	2022
INTEREST INCOME
Loans receivable:
Taxable	$197,523	$156,102	$747,837	$470,468
Tax-exempt	8,197	6,930	31,954	25,124
Investment securities:
Taxable	8,644	9,417	35,207	38,354
Tax-exempt	13,821	17,033	58,117	67,381
Deposits with financial institutions	8,034	959	17,719	2,503
Federal Home Loan Bank stock	771	541	3,052	1,176
Total Interest Income	236,990	190,982	893,886	605,006
INTEREST EXPENSE
Deposits	96,655	33,516	306,092	62,939
Federal funds purchased	1	808	1,421	1,302
Securities sold under repurchase agreements	827	541	3,451	1,136
Federal Home Loan Bank advances	6,431	4,932	27,206	11,417
Subordinated debentures and other borrowings	3,013	2,229	10,316	8,009
Total Interest Expense	106,927	42,026	348,486	84,803
NET INTEREST INCOME	130,063	148,956	545,400	520,203
Provision for credit losses	1,500	—	3,500	16,755
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	128,563	148,956	541,900	503,448
NONINTEREST INCOME
Service charges on deposit accounts	7,690	7,097	30,837	28,371
Fiduciary and wealth management fees	8,187	7,501	30,840	29,688
Card payment fees	4,437	4,533	18,862	20,207
Net gains and fees on sales of loans	4,111	2,087	15,659	10,055
Derivative hedge fees	1,049	326	3,385	3,388
Other customer fees	237	362	1,880	1,935
Earnings on cash surrender value of life insurance	3,202	1,515	8,347	11,174
Net realized gains (losses) on sales of available for sale securities	(2,317)	57	(6,930)	1,194
Other income (loss)	(152)	672	2,722	1,929
Total Noninterest Income	26,444	24,150	105,602	107,941
NONINTEREST EXPENSES
Salaries and employee benefits	60,967	52,331	228,745	206,893
Net occupancy	9,089	6,638	29,859	26,211
Equipment	6,108	6,148	24,113	23,945
Marketing	2,647	3,157	7,427	7,708
Outside data processing fees	5,875	5,611	25,165	21,682
Printing and office supplies	402	390	1,552	1,588
Intangible asset amortization	2,182	2,303	8,743	8,275
FDIC assessments	7,557	2,295	14,674	10,235
Other real estate owned and foreclosure expenses	1,743	197	3,318	823
Professional and other outside services	3,981	3,961	16,172	21,642
Other expenses	7,552	6,668	28,502	26,713
Total Noninterest Expenses	108,103	89,699	388,270	355,715
INCOME BEFORE INCOME TAX	46,904	83,407	259,232	255,674
Income tax expense	4,425	12,647	35,446	33,585
NET INCOME	42,479	70,760	223,786	222,089
Preferred stock dividends	469	468	1,875	1,406
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$42,010	$70,292	$221,911	$220,683
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.71	$1.20	$3.74	$3.83
Diluted Net Income Available to Common Stockholders	$0.71	$1.19	$3.73	$3.81
Cash Dividends Paid to Common Stockholders	$0.34	$0.32	$1.34	$1.25
Average Diluted Common Shares Outstanding (in thousands)	59,556	59,384	59,489	57,950

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2023	2022	2023	2022
NET CHARGE-OFFS (RECOVERIES)	$3,148	$3,425	$25,643	$2,674

AVERAGE BALANCES:
Total Assets	$18,397,200	$17,834,468	$18,186,507	$17,220,002
Total Loans	12,396,451	11,818,911	12,297,974	10,943,051
Total Earning Assets	17,222,714	16,702,944	16,991,787	15,985,691
Total Deposits	15,000,580	14,564,853	14,721,498	14,198,243
Total Stockholders' Equity	2,130,993	1,958,041	2,127,262	1,972,445

FINANCIAL RATIOS:
Return on Average Assets	0.92%	1.59%	1.23%	1.29%
Return on Average Stockholders' Equity	7.89	14.36	10.43	11.19
Return on Tangible Common Stockholders' Equity	12.75	24.21	16.76	18.12
Average Earning Assets to Average Assets	93.62	93.66	93.43	92.83
Allowance for Credit Losses - Loans as % of Total Loans	1.64	1.86	1.64	1.86
Net Charge-offs as % of Average Loans (Annualized)	0.10	0.12	0.21	0.02
Average Stockholders' Equity to Average Assets	11.58	10.98	11.70	11.45
Tax Equivalent Yield on Average Earning Assets	5.64	4.73	5.40	3.94
Interest Expense/Average Earning Assets	2.48	1.01	2.05	0.53
Net Interest Margin (FTE) on Average Earning Assets	3.16	3.72	3.35	3.41
Efficiency Ratio	63.26	48.60	55.17	53.20
Tangible Common Book Value Per Share	$25.06	$21.45	$25.06	$21.45

NONPERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Nonaccrual Loans	$53,580	$53,102	$69,240	$46,576	$42,324
Troubled Debt Restructures (TDR)	—	—	—	—	224
Nonperforming Loans (NPL)	53,580	53,102	69,240	46,576	42,548
Other Real Estate Owned and Repossessions	4,831	6,480	7,685	7,777	6,431
Nonperforming Assets (NPA)	58,411	59,582	76,925	54,353	48,979
90+ Days Delinquent	172	89	428	7,032	1,737
NPAs & 90 Day Delinquent	$58,583	$59,671	$77,353	$61,385	$50,716

Allowance for Credit Losses - Loans	$204,934	$205,782	$221,147	$223,052	$223,277
Quarterly Net Charge-offs	3,148	20,365	1,905	225	2,674
NPAs / Actual Assets %	0.32%	0.33%	0.43%	0.30%	0.27%
NPAs & 90 Day / Actual Assets %	0.32%	0.33%	0.43%	0.34%	0.28%
NPAs / Actual Loans and OREO %	0.47%	0.48%	0.63%	0.44%	0.41%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.64%	1.67%	1.80%	1.82%	1.86%
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.10%	0.66%	0.06%	0.01%	0.12%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
ASSETS
Cash and due from banks	$112,649	$125,173	$108,975	$125,818	$122,594
Interest-bearing deposits	436,080	348,639	219,480	352,695	126,061
Investment securities, net of allowance for credit losses	3,811,364	3,713,724	3,891,491	4,057,389	4,263,788
Loans held for sale	18,934	30,972	27,297	9,408	9,094
Loans	12,486,027	12,271,422	12,270,233	12,241,461	12,003,894
Less: Allowance for credit losses - loans	(204,934)	(205,782)	(221,147)	(223,052)	(223,277)
Net loans	12,281,093	12,065,640	12,049,086	12,018,409	11,780,617
Premises and equipment	133,896	132,441	114,402	115,857	117,118
Federal Home Loan Bank stock	41,769	41,797	41,842	41,878	38,525
Interest receivable	97,664	90,011	89,784	85,515	85,070
Goodwill and other intangibles	739,101	741,283	743,465	745,647	747,844
Cash surrender value of life insurance	306,301	306,106	307,020	309,090	308,311
Other real estate owned	4,831	6,480	7,685	7,777	6,431
Tax asset, deferred and receivable	99,883	135,521	113,724	103,070	111,222
Other assets	225,914	258,861	254,161	206,355	221,631
TOTAL ASSETS	$18,309,479	$17,996,648	$17,968,412	$18,178,908	$17,938,306
LIABILITIES
Deposits:
Noninterest-bearing	$2,500,062	$2,554,984	$2,636,017	$2,964,355	$3,173,417
Interest-bearing	12,321,391	12,091,592	11,945,138	11,738,932	11,209,328
Total Deposits	14,821,453	14,646,576	14,581,155	14,703,287	14,382,745
Borrowings:
Federal funds purchased	—	—	—	20	171,560
Securities sold under repurchase agreements	157,280	152,537	152,472	179,067	167,413
Federal Home Loan Bank advances	712,852	713,384	723,480	823,577	823,674
Subordinated debentures and other borrowings	158,644	158,665	151,325	151,312	151,298
Total Borrowings	1,028,776	1,024,586	1,027,277	1,153,976	1,313,945
Interest payable	18,912	16,473	13,595	11,979	7,530
Other liabilities	192,625	216,369	200,820	187,218	199,316
Total Liabilities	16,061,766	15,904,004	15,822,847	16,056,460	15,903,536
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,428	7,425	7,412	7,407	7,396
Additional paid-in capital	1,236,506	1,234,402	1,233,593	1,231,532	1,228,626
Retained earnings	1,154,624	1,132,962	1,097,399	1,057,298	1,012,774
Accumulated other comprehensive loss	(175,970)	(307,270)	(217,964)	(198,914)	(239,151)
Total Stockholders' Equity	2,247,713	2,092,644	2,145,565	2,122,448	2,034,770
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,309,479	$17,996,648	$17,968,412	$18,178,908	$17,938,306

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
INTEREST INCOME
Loans receivable:
Taxable	$197,523	$191,705	$186,256	$172,353	$156,102
Tax-exempt	8,197	8,288	7,760	7,709	6,930
Investment securities:
Taxable	8,644	8,590	8,886	9,087	9,417
Tax-exempt	13,821	13,947	14,279	16,070	17,033
Deposits with financial institutions	8,034	5,884	3,164	637	959
Federal Home Loan Bank stock	771	719	1,020	542	541
Total Interest Income	236,990	229,133	221,365	206,398	190,982
INTEREST EXPENSE
Deposits	96,655	85,551	73,201	50,685	33,516
Federal funds purchased	1	—	123	1,297	808
Securities sold under repurchase agreements	827	797	979	848	541
Federal Home Loan Bank advances	6,431	6,896	6,815	7,064	4,932
Subordinated debentures and other borrowings	3,013	2,506	2,412	2,385	2,229
Total Interest Expense	106,927	95,750	83,530	62,279	42,026
NET INTEREST INCOME	130,063	133,383	137,835	144,119	148,956
Provision for credit losses	1,500	2,000	—	—	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	128,563	131,383	137,835	144,119	148,956
NONINTEREST INCOME
Service charges on deposit accounts	7,690	7,975	7,813	7,359	7,097
Fiduciary and wealth management fees	8,187	7,394	7,397	7,862	7,501
Card payment fees	4,437	4,716	4,537	5,172	4,533
Net gains and fees on sales of loans	4,111	5,517	3,632	2,399	2,087
Derivative hedge fees	1,049	516	672	1,148	326
Other customer fees	237	384	742	517	362
Earnings on cash surrender value of life insurance	3,202	1,761	2,096	1,288	1,515
Net realized gains (losses) on sales of available for sale securities	(2,317)	(1,650)	(1,392)	(1,571)	57
Other income (loss)	(152)	1,229	822	823	672
Total Noninterest Income	26,444	27,842	26,319	24,997	24,150
NONINTEREST EXPENSES
Salaries and employee benefits	60,967	55,566	54,753	57,459	52,331
Net occupancy	9,089	6,837	6,674	7,259	6,638
Equipment	6,108	5,698	6,181	6,126	6,148
Marketing	2,647	2,369	1,102	1,309	3,157
Outside data processing fees	5,875	6,573	6,604	6,113	5,611
Printing and office supplies	402	333	434	383	390
Intangible asset amortization	2,182	2,182	2,182	2,197	2,303
FDIC assessments	7,557	2,981	2,740	1,396	2,295
Other real estate owned and foreclosure expenses	1,743	677	916	(18)	197
Professional and other outside services	3,981	3,833	4,660	3,698	3,961
Other expenses	7,552	6,805	6,347	7,798	6,668
Total Noninterest Expenses	108,103	93,854	92,593	93,720	89,699
INCOME BEFORE INCOME TAX	46,904	65,371	71,561	75,396	83,407
Income tax expense	4,425	9,005	10,699	11,317	12,647
NET INCOME	42,479	56,366	60,862	64,079	70,760
Preferred stock dividends	469	468	469	469	468
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$42,010	$55,898	$60,393	$63,610	$70,292
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.71	$0.95	$1.02	$1.07	$1.20
Diluted Net Income Available to Common Stockholders	$0.71	$0.94	$1.02	$1.07	$1.19
Cash Dividends Paid to Common Stockholders	$0.34	$0.34	$0.34	$0.32	$0.32
Average Diluted Common Shares Outstanding (in thousands)	59,556	59,503	59,448	59,441	59,384
FINANCIAL RATIOS:
Return on Average Assets	0.92%	1.24%	1.34%	1.42%	1.59%
Return on Average Stockholders' Equity	7.89	10.38	11.29	12.21	14.36
Return on Tangible Common Stockholders' Equity	12.75	16.54	18.04	19.82	24.21
Average Earning Assets to Average Assets	93.62	93.36	93.38	93.35	93.66
Allowance for Credit Losses - Loans as % of Total Loans	1.64	1.67	1.80	1.82	1.86
Net Charge-offs as % of Average Loans (Annualized)	0.10	0.66	0.06	0.01	0.12
Average Stockholders' Equity to Average Assets	11.58	11.87	11.78	11.56	10.98
Tax Equivalent Yield on Average Earning Assets	5.64	5.55	5.36	5.06	4.73
Interest Expense/Average Earning Assets	2.48	2.26	1.97	1.48	1.01
Net Interest Margin (FTE) on Average Earning Assets	3.16	3.29	3.39	3.58	3.72
Efficiency Ratio	63.26	53.91	52.21	51.72	48.60
Tangible Common Book Value Per Share	$25.06	$22.43	$23.34	$22.93	$21.45

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Commercial and industrial loans	$3,670,948	$3,490,953	$3,531,395	$3,502,204	$3,437,126
Agricultural land, production and other loans to farmers	263,414	233,838	230,003	219,598	241,793
Real estate loans:
Construction	957,545	1,022,261	949,918	960,979	835,582
Commercial real estate, non-owner occupied	2,400,839	2,360,596	2,379,819	2,375,410	2,407,475
Commercial real estate, owner occupied	1,162,083	1,153,707	1,179,739	1,244,117	1,246,528
Residential	2,288,921	2,257,385	2,248,473	2,185,943	2,096,655
Home equity	617,571	609,352	614,366	621,354	630,632
Individuals' loans for household and other personal expenditures	168,388	176,523	172,896	172,389	175,211
Public finance and other commercial loans	956,318	966,807	963,624	959,467	932,892
Loans	12,486,027	12,271,422	12,270,233	12,241,461	12,003,894
Allowance for credit losses - loans	(204,934)	(205,782)	(221,147)	(223,052)	(223,277)
NET LOANS	$12,281,093	$12,065,640	$12,049,086	$12,018,409	$11,780,617

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Demand deposits	$7,965,862	$7,952,040	$8,045,455	$8,422,387	$8,448,797
Savings deposits	4,516,433	4,572,162	4,530,255	4,499,487	4,657,140
Certificates and other time deposits of $100,000 or more	1,408,985	1,280,607	1,160,303	1,040,379	742,539
Other certificates and time deposits	849,906	761,196	680,965	574,886	468,712
Brokered certificates of deposits	80,267	80,571	164,177	166,148	65,557
TOTAL DEPOSITS	$14,821,453	$14,646,576	$14,581,155	$14,703,287	$14,382,745

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	December 31, 2023			December 31, 2022
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$700,705	$8,034	4.59%	$187,204	$959	2.05%
Federal Home Loan Bank stock	41,792	771	7.38	38,066	541	5.68
Investment Securities: (1)
Taxable	1,801,533	8,644	1.92	1,987,161	9,417	1.90
Tax-exempt (2)	2,282,233	17,495	3.07	2,671,602	21,561	3.23
Total Investment Securities	4,083,766	26,139	2.56	4,658,763	30,978	2.66
Loans held for sale	16,355	246	6.02	4,732	71	6.00
Loans: (3)
Commercial	8,533,233	159,190	7.46	8,309,561	126,850	6.11
Real estate mortgage	2,118,060	21,829	4.12	1,827,749	16,654	3.64
Installment	820,728	16,258	7.92	843,562	12,527	5.94
Tax-exempt (2)	908,075	10,376	4.57	833,307	8,772	4.21
Total Loans	12,396,451	207,899	6.71	11,818,911	164,874	5.58
Total Earning Assets	17,222,714	242,843	5.64%	16,702,944	197,352	4.73%
Total Non-Earning Assets	1,174,486			1,131,524
TOTAL ASSETS	$18,397,200			$17,834,468
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,504,725	$40,996	2.98%	$5,238,422	$16,810	1.28%
Money market deposits	3,096,085	27,909	3.61	3,018,644	10,778	1.43
Savings deposits	1,587,758	3,913	0.99	1,895,551	2,125	0.45
Certificates and other time deposits	2,225,528	23,837	4.28	1,038,502	3,803	1.46
Total Interest-Bearing Deposits	12,414,096	96,655	3.11	11,191,119	33,516	1.20
Borrowings	1,013,856	10,272	4.05	1,097,586	8,510	3.10
Total Interest-Bearing Liabilities	13,427,952	106,927	3.19	12,288,705	42,026	1.37
Noninterest-bearing deposits	2,586,484			3,373,734
Other liabilities	251,771			213,988
Total Liabilities	16,266,207			15,876,427
STOCKHOLDERS' EQUITY	2,130,993			1,958,041
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,397,200	106,927		$17,834,468	42,026
Net Interest Income (FTE)		$135,916			$155,326
Net Interest Spread (FTE) (4)			2.45%			3.36%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.64%			4.73%
Interest Expense / Average Earning Assets			2.48%			1.01%
Net Interest Margin (FTE) (5)			3.16%			3.72%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2023 and 2022. These totals equal $5,853 and $6.370 for the three months ended December 31, 2023 and 2022, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Twelve Months Ended
	December 31, 2023			December 31, 2022
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$431,581	$17,719	4.11%	$296,863	$2,503	0.84%
Federal Home Loan Bank stock	41,319	3,052	7.39	35,580	1,176	3.31
Investment Securities: (1)
Taxable	1,854,438	35,207	1.90	2,056,586	38,354	1.86
Tax-exempt (2)	2,366,475	73,566	3.11	2,653,611	85,292	3.21
Total Investment Securities	4,220,913	108,773	2.58	4,710,197	123,646	2.63
Loans held for sale	21,766	1,292	5.94	14,715	692	4.70
Loans: (3)
Commercial	8,519,706	603,611	7.08	7,877,271	380,621	4.83
Real estate mortgage	2,035,488	82,183	4.04	1,471,802	51,853	3.52
Installment	830,006	60,751	7.32	785,520	37,302	4.75
Tax-exempt (2)	891,008	40,448	4.54	793,743	31,803	4.01
Total Loans	12,297,974	788,285	6.41	10,943,051	502,271	4.59
Total Earning Assets	16,991,787	917,829	5.40%	15,985,691	629,596	3.94%
Total Non-Earning Assets	1,194,720			1,234,311
Total Assets	$18,186,507			$17,220,002
Liabilities:
Interest-Bearing deposits:
Interest-bearing deposits	$5,435,733	$138,012	2.54%	$5,206,131	$32,511	0.62%
Money market deposits	2,884,271	83,777	2.90	2,915,397	19,170	0.66
Savings deposits	1,694,230	14,606	0.86	1,927,122	5,019	0.26
Certificates and other time deposits	1,923,268	69,697	3.62	881,176	6,239	0.71
Total Interest-Bearing Deposits	11,937,502	306,092	2.56	10,929,826	62,939	0.58
Borrowings	1,111,472	42,394	3.81	888,392	21,864	2.46
Total Interest-Bearing Liabilities	13,048,974	348,486	2.67	11,818,218	84,803	0.72
Noninterest-bearing deposits	2,783,996			3,268,417
Other liabilities	226,275			160,922
Total Liabilities	16,059,245			15,247,557
Stockholders' Equity	2,127,262			1,972,445
Total Liabilities and Stockholders' Equity	$18,186,507	348,486		$17,220,002	84,803
Net Interest Income (FTE)		$569,343			$544,793
Net Interest Spread (FTE) (4)			2.73%			3.22%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.40%			3.94%
Interest Expense / Average Earning Assets			2.05%			0.53%
Net Interest Margin (FTE) (5)			3.35%			3.41%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2023 and 2022. These totals equal $23,943 and $24,590 for the years ended December 31, 2023 and 2022, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Net Income Available to Common Stockholders - GAAP	$42,010	$55,898	$60,393	$63,610	$70,292	$221,911	$220,683
Adjustments:
PPP loan income	(7)	(8)	(9)	(25)	(109)	(49)	(3,207)
Acquisition-related expenses	—	—	—	—	413	—	16,531
Acquisition-related provision expense	—	—	—	—	—	—	16,755
Non-core expenses[1]	12,682	—	—	—	—	12,682	—
Tax on adjustments	(3,088)	2	2	6	(75)	(3,078)	(7,376)
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$51,597	$55,892	$60,386	$63,591	$70,521	$231,466	$243,386

Average Diluted Common Shares Outstanding (in thousands)	59,556	59,503	59,448	59,441	59,384	59,489	57,590

Diluted Earnings Per Common Share - GAAP	$0.71	$0.94	$1.02	$1.07	$1.19	$3.73	$3.81
Adjustments:
PPP loan income	—	—	—	—	(0.01)	—	(0.06)
Acquisition-related expenses	—	—	—	—	0.01	—	0.28
Acquisition-related provision expense	—	—	—	—	—	—	0.30
Non-core expenses[1]	0.21	—	—	—	—	0.21	—
Tax on adjustments	(0.05)	—	—	—	—	(0.05)	(0.13)
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$0.87	$0.94	$1.02	$1.07	$1.19	$3.89	$4.20
1 - Non-core expenses include one-time charges consisting of $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination.

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Total Average Stockholders' Equity (GAAP)	$2,130,993	$2,154,232	$2,139,877	$2,083,125	$1,958,041	$2,127,262	$1,972,445
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(18,875)
Less: Average Intangible Assets, Net of Tax	(734,007)	(735,787)	(737,489)	(739,190)	(741,632)	(736,601)	(699,803)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,371,861	$1,393,320	$1,377,263	$1,318,810	$1,191,284	$1,365,536	$1,253,767

Net Income Available to Common Stockholders (GAAP)	$42,010	$55,898	$60,393	$63,610	$70,292	$221,911	$220,683
Plus: Intangible Asset Amortization, Net of Tax	1,724	1,724	1,724	1,734	1,819	6,906	6,537
Tangible Net Income (Non-GAAP)	$43,734	$57,622	$62,117	$65,344	$72,111	$228,817	$227,220

Return on Tangible Common Equity (Non-GAAP)	12.75%	16.54%	18.04%	19.82%	24.21%	16.76%	18.12%